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Euronet WORLDWIDE

Welcome to Euronet Worldwide

Q2 2003 Corporate Results

July 30, 2003

Presenters

Michael J. Brown, Chairman & CEO

Rick L. Weller, EVP & CFO

Jeff B. Newman, EVP & General Counsel

Symbol: EEFT

www.euronetworldwide.com

Forward-Looking Statements

Any statements contained in this presentation, which concern Euronet's or its management's intentions, expectations, or are predictions of future performance, are forward-looking statements. Euronet's actual results may vary materially from those anticipated in such forward-looking statements as a result of a number of factors, including: technological developments affecting the market for the company's products and services; foreign exchange fluctuations; and changes in laws and regulations affecting the Company's business. These risks and other risks are described in the company's periodic filings with the Securities and Exchange Commission, including but not limited to Euronet's Form 10-Q for the period ended March 31, 2003 and its Form 10-K for the year ended December 31, 2002. Copies of these filings may be obtained by contacting the Company or the SEC.

Q2 2003 Financial Report



Rick L. Weller

Chief Financial Officer

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Q2 2003 Financial Report: Financial Highlights

- **Revenue – $48.1 million**
  - 45% increase over $33.1 million in Q1 2003
  - 175% increase over Q2 2002
- **Operating Income – $2.8 million**
  - 133% increase over $1.2 million in Q1 2003
  - 180% increase over Q2 2002
- **EBITDA - $5.9 million**
  - 51% increase over $3.9 million in Q1 2003
  - 90% increase over Q2 2002
- **EPS - $0.01** (excluding FX loss)
  - Compared to $(0.03) for Q1 2003, excluding UK gain and FX loss

Euronet WORLDWIDE

Q2 2003 Financial Report:

Guidance Update

- **2003 EPS revised to $0.10 to $0.13**
- **Update factors**
  - **Timing of ATM outsourcing contract signatures (approx. $0.04)**
  - **Slower than expected take over of contracted ATMs in Slovakia and India (approx. $0.01)**
  - **Market development expenses in prepaid segment – Poland & U.S. (approx. $0.02)**
  - **Increase in interest expenses due to FX (approx. $0.02)**
  - **Tax impact resulting from country profit mix (approx. $0.01)**

Euronet's Business Segments

Corporate

- **EFT Processing**
  - EMEA
  - Asia/Pacific
- **Prepaid Processing**
  - Europe
  - Asia/Pacific
  - U.S.-PaySpot
- **Software Solutions, including R&D**

More than 90% of revenues are recurring

Quarterly Transaction Growth:
EFT & Prepaid Processing Combined


60
50
40
30
20
10
0
Millions
EFT
EFT
EFT
EFT
EFT
Pre-paid
EFT
Pre-paid
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03
Q2 03

Note: Data includes January 2003 e-pay transactions and excludes U.S.-based Dash (Sold Jan 4, 2002) and France (Transferred on July 15, 2002).

Quarterly Processing Revenue Growth:
EFT & Prepaid Processing Combined


50
45
40
35
30
25
20
15
10
5
0
USD Millions
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03
Q2 03

Note: All data includes U.K. business and excludes U.S.-based Dash (sold Jan 4, 2002) and France (transferred on July 15, 2002). e-pay's January 2003 revenue is not included.

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Euronet WORLDWIDE

Q2 2003 Financial Report:
Q2 2003 Consolidated Revenue



50
45
40
35
30
25
20
15
10
5
0
USD Millions
Q4 02
Q1 03
Q2 03
Prepaid Processing
Software Solutions
EFT Processing

Note: For comparability purposes, Q4 2002 data adjusted to exclude $4.1 million from the U.K. ATM operations and include $420,000 for the U.K. outsourcing agreement. e-pay's January 2003 revenue is not included.

Q2 2003 Financial Report:
Consolidated Operating Results & EBITDA



USD Millions
6
5
4
3
2
1
0
-1
-2
Op Loss
EBITDA
Op Income
EBITDA
Op Income
EBITDA
Q4 02
Q1 03
Q2 03

Note: All data excludes discontinued operations and adjusted for the effects of the U.K. sale / outsourcing agreement. e-pay's January 2003 results are not included. EBITDA is computed by adding depreciation to operating income.

Business Segments:
Q2 2003 Results Comparison

USD Millions

	Revenue		Operating Income		EBITDA	
	Q1 03	Q2 03	Q1 03	Q2 03	Q1 03	Q2 03
EFT Processing	$11.9	**$12.2**	$0.8	**$1.2**	$2.7	**$3.1**
Prepaid Processing*	17.4	**32.2**	1.5	**2.7**	2.1	**3.7**
Software/R&D	3.9	**3.9**	0.2	**0.4**	0.5	**0.6**
Total	33.2	**48.3**	2.5	**4.3**	5.3	**7.4**
Eliminations / rounding	(0.1)	**(0.2)**	0.2		0.1	
Corporate	0	**0**	(1.5)	**(1.5)**	(1.5)	**(1.5)**
Consolidated	$33.1	**$48.1**	$1.2	**$2.8**	$3.9	**$5.9**

*Q1 Prepaid information includes Feb./March results only

Euronet WORLDWIDE

Q2 2003 Financial Report:
Balance Sheet – Highlights

	6/30/2003 (in millions)	3/31/2003 (in millions)
Total Cash	**$58.4**	**$51.9**
Restricted Cash	**$45.3**	**$38.0**
Unrestricted Cash	**$13.1**	**$13.9**
Accounts Receivable	**$40.8**	**$36.2**
Goodwill & Intangibles	**$78.7**	**$80.1**
Current Liabilities	**$97.5**	**$87.2**
Total Debt	**$71.8**	**$70.9**

Q2 2003 Financial Report:

Balance Sheet – Other Items (USD Millions)

Debt at end of Q1 2003	$70.9
Short-term borrowings	$ 0.3
Exchange rate impact	$ 3.5
Payments	$<2.9>
Debt at end of Q2 2003	$71.8
Payment on acquisition debt-July 2003	($ 3.0)
Debt balance end of July	$68.8
Acquisition debt and lease payments estimated for Q3 & Q4 2003 from cash flow	$<5.5>
Estimated debt at end of 2003	$63.3*

*Includes $7.4 million convertible debt.

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Business Overview



Michael J. Brown
Chairman & CEO

EFT Processing Segment

EFT Processing:
Quarterly Transaction Growth



30
25
20
15
10
5
0
Millions
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03
Q2 03

Note: All data includes U.K. transactions and excludes U.S.-based Dash (sold Jan 4, 2002) and France (transferred on July 15, 2002).

Euronet WORLDWIDE

EFT Processing:
Quarterly Revenue Growth


U.K. sale effect
USD Millions
16
15
14
13
12
11
10
9
8
7
6
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03

Note: All data includes U.K. business and excludes U.S.-based Dash (sold Jan 4, 2002) and France (transferred on July 15, 2002).

EFT Processing:
Operating Income & EBITDA


3.5
3
2.5
2
1.5
1
0.5
0
USD Millions
Op Income
EBITDA
Op Income
EBITDA
Q1 '03
Q2 '03

EFT Processing:

Q2 2003 Financial Highlights (USD Millions)

	Total	EMEA	Asia Pacific
• Revenue	$12.2	$12.1	$0.1
• Op Income	1.2	1.7	(0.5)
• EBITDA	$ 3.1	$ 3.5	$(0.4)

- **14% op income margin in EMEA up from 12% margin in Q1**
- **29% EBITDA margin in EMEA up from 27% margin in Q1**

EFT Processing:
Q2 2003 Business Highlights

- **EMEA**
  - Tatra/Raiffeisen Slovakia – now live with 8 ATMs from the 150-ATM agreement
  - HVB Germany – Extension of cash management contract – 24 increased to 200 ATMs
- **Indonesia – Mobile Recharge**
  - 50,000+ customers registered
  - Bank Danamon live with Mobile Recharge
- **India**
  - Cashnet India shared network with 25 live ATMs – 1,300 ATMS contracted
  - IDBI Bank – 400 ATMS by end of 2003

Euronet WORLDWIDE

EFT Processing:
ATM Categories by Quarter

Devices	6/30/02		Live 03/31/03	Live 06/30/03
	As reported	Post U.K.*		
ATM Category 1 Euronet-owned & branded	1,707	1,147	1,115	1,135
ATM Category 2 Euronet-owned, bank-branded	625	625	660	690
ATM Category 3 Bank-owned, Euronet-driven	508	1,068	1,219	1,295
Total ATMs	2,840	2,840	2,994	3,120

** June 30, 2002 ATM numbers reported as if U.K. sale happened prior to Q2 2002.*

Note: All data excludes discontinued operations.

EFT Processing:
Q2 2003 ATMs by Country


North Sea
NORWAY
SWEDEN
FINLAND
ESTONIA
LITHUANIA
BELARUS
UKRAINE
FRANCE
ITALY
SPAIN
Mediterranean Sea

United Kingdom
Total: 809

Germany
Total: 423

Czech Republic
Total: 107

Slovakia
Total: 1

Croatia
Total: 139

Poland
Total: 917

Hungary
Total: 439

Kosovo/EuroPlanet
Total: 8

Greece
Total: 165

Egypt
Total: 87

India
Total: 25

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Euronet WORLDWIDE

EFT Processing:
Q2 2003 ATM Categories by Country

Country	Category 1	Category 2	Category 3	Total
Poland	363	514	40	917
UK	0	0	809	809
Hungary	301	138	0	439
Germany	379	3	41	423
Greece	0	0	165	165
Croatia	0	0	139	139
Czech Rep	92	10	5	107
Egypt	0	0	87	87
India	0	25	0	25
Slovakia	0	0	1	1
Kosovo	0	0	8	8
Total	1,135	690	1,295	3,120

Prepaid Processing Segment

Prepaid Processing:
Quarterly Transaction Growth



25
20
15
10
5
0
Millions
Includes Jan. 2003
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03
Q2 03

Unaudited: There can be no assurance that these growth rates will continue.

Euronet WORLDWIDE

Prepaid Processing:
Quarterly Revenue Growth



35
30
25
20
15
10
5
0
USD Millions
Jan
Feb & Mar
Q4 02
Q1 03
Q2 03

Note: Q4 2002 and January 2003 are not included in Euronet Worldwide results

Prepaid Processing:
Operating Income & EBITDA



USD Millions
4
3.5
3
2.5
2
1.5
1
0.5
0
Jan.
Op Income
EBITDA
Op Income
EBITDA
Q1 '03
Q2 '03

Note: In accordance with U.S. GAAP, e-pay results consolidated with EEFT from effective date February 3, 2003 and forward.

Prepaid Processing:
Q2 2003 Financial Highlights

- **Revenue - $32.2 million**
  - 85% increase over $17.4 million in reported Q1 2003
  - 20% increase over $26.8 million in pro-forma full Q1 2003, including January
- **Op income - $2.7 million**
  - 78% increase over $1.5 million in reported Q1 2003
  - 11% increase over $2.5 million in pro-forma full Q1 2003, including January; 20% excluding new market costs
  - $3.2 million without purchase price intangible amortization
- **EBITDA - $3.7 million**
  - 70% increase over $2.1 million in reported Q1 2003
  - 9% increase over $3.4 million in pro-forma full Q1 2003 , including January
  - EBITDA of $3.9 million excluding the new market costs

Prepaid Processing:
Q2 2003 Business Highlights

- New Retailers
  - Independent retailers
  - Iceland grocery store
- New Markets
  - Poland
  - Ireland
  - New Zealand
  - United States

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Software Solutions Segment

Euronet WORLDWIDE

Software Solutions:
Q2 2003 Financial Highlights

- **Financial Highlights**
  - Revenue - $3.8 million
  - Op income - $0.4 million
  - EBITDA - $0.6 million
- **Other Highlights**
  - Contract sales - $3.7 million
  - Software backlog - $4.9 million

Software Solutions:
Q2 2003 Business Highlights

- 7 banks, including USAA Federal Credit Union, sign 5-year maintenance agreements
- Splitska Banka signs large software contract
- ICCS goes live in several locations in Asia-Pacific and Europe
- Released new version of Internet Banking with Westpac
- Capital Bank of Haiti and Hakrin Bank of Suriname sign deals
- First phase of FirstCarribean International Bank project delivered

Summary

- Positive EPS, excluding FX, achieved for the first time
- All three business lines show good Q-on-Q improvement
- Net reductions in debt of $2.6 million
- Company revised guidance for 2003 EPS

Questions?



Michael Brown
Chairman & CEO

Rick Weller
EVP & CFO

Jeff Newman
EVP & Corporate Counsel

Supplemental Data:

The following schedules are provided to reconcile disclosed information to GAAP balances

Supplemental Data:

Reconciliation of Net Income to EBITDA for Business Segments

EFT Processing

Q2 2003

(USD Millions)

	Total	EMEA	Asia Pacific
• Net Income	$1.2	$1.6	$ (0.4)
• Taxes	0.4	0.4	0.0
• FX	(0.6)	(0.5)	(0.1)
• Interest Expense	0.2	0.2	0.0
• Depreciation	1.9	1.8	0.1
• EBITDA	$3.1	$3.5	$ (0.4)

Supplemental Data:

Reconciliation of Net Income to EBITDA for Business Segments

Q2 2003

(USD Millions)

	Prepaid	Software	Corp
Net Income	$ (0.7)	$0.4	$ (3.2)
Taxes	0.5	0.0	0.1
FX	3.4	0.0	0.3
Interest Expense	0.0	0.0	1.8
Interest Income	(0.3)	0.0	0.0
Income from subs	(0.1)	0.0	0.0
Gain on U.K. sale	0.0	0.0	(0.5)
Depreciation	0.9	0.2	0.0
EBITDA	$3.7	$0.6	$ (1.5)

Supplemental Data:
Reconciliation of Net Income to EBITDA for Business Segments

Q2 2002

(USD Millions)

	EFT	Software	Corp
Net Income	$2.6	$0.6	$ (7.9)
Taxes	0.3	0.0	0.0
FX	(1.5)	0.0	5.2
Interest Expense	0.3	0.0	1.4
Interest Income	0.0	(0.1)	0.0
Disc. Operations, net	(0.1)	0.0	0.0
Gain on debt, retired	0.0	0.0	0.2
Depreciation	2.0	0.3	(0.1)
EBITDA	$3.6	$0.8	$ (1.2)

Euronet WORLDWIDE

Supplemental Data:

Reconciliation of Net Income to EBITDA for Business Segments

Q1 2003

(USD Millions)

	EFT	Software	Corp
• Net Income	$ (0.3)	$0.2	$14.1
• Taxes	0.3	0.0	(0.1)
• FX	0.6	0.0	1.2
• Interest Expense	0.2	0.0	1.4
• Interest Income	0.0	0.0	(0.1)
• Gain on U.K. sale	0.0	0.0	(18.0)
• Depreciation	1.8	0.3	0.0
• Rounding	0.1	0.0	0.1
• EBITDA	$2.7	$0.5	$(1.4)

Euronet WORLDWIDE

Supplemental Data:
Reconciliation of Net Income to EBITDA for business segments

Q1 2003
(USD Millions)

	Prepaid	Consolidated
Net Income	$1.4	$15.4
Taxes	0.4	0.7
FX	0.0	1.8
Interest Expense	0.0	1.6
Interest Income	(0.2)	(0.4)
Income from subs	(0.1)	0.0
Gain on U.K. sale	0.0	(18.0)
Depreciation	0.6	2.8
EBITDA	$2.1	$3.9

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Euronet WORLDWIDE

Supplemental Data:

Reconciliation of Revenue & Operating Income as Adjusted for UK Sale and Outsourcing Contract

EFT Processing

Q4 2002

(USD Millions)

	Revenue	Operating Income
• As reported Q4 '02	$15.5	$(0.9)
• Less: U.K.	(4.1)	(1.0)
• Add: U.K. Outsourcing	0.4	0.4
• Rounding	-	0.1
• Adjusted for U.K. Sale & Outsourcing agreement	$11.8	($1.4)

Supplemental Data:
Reconciliation of EFT Business Segment

(USD Millions)

	Total	EMEA	Asia Pacific
Revenue	$12.2	$12.1	$0.1
Op Income	1.2	1.7	(0.5)
Depreciation	1.9	1.8	0.1
EBITDA	$ 3.1	$ 3.5	$(0.4)

- 14% op income margin in EMEA
- 29% EBITDA margin in EMEA

Supplemental Data:

Reconciliation of EFT Segment's Q1 to Q2 Revenues & Operating Profit without One-Time Items

(USD Millions)

	As reported	One-time Items	Q1 Adjusted
Q1			
Revenue	$11.9	($0.8)	$11.1
Operating Income	$0.8	($0.8)	$0.0
Q2			
Revenue	$12.2	($0.2)	$12.0
Operating Income	$ 1.2	($0.2)	$ 1.0

Euronet WORLDWIDE